UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2023

IAC Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 12, 2023, Maria Seferian, age 51, was appointed to the board of directors of IAC Inc. (the “Registrant”). Ms. Seferian has served as General Counsel of Hillspire, LLC, an integrated, single-family management firm (“Hillspire”), since 2014. In her role, Ms. Seferian oversees the firm’s legal, tax, special investments and initiatives, trusts & estates, strategic planning, grants management and compliance functions.

Prior to joining Hillspire, Ms. Seferian worked (most recently as a partner) at Munger, Tolles & Olson, LLP, a law firm with a national and international practice, from 2001, where she specialized in mergers and acquisitions, joint ventures, capital markets and general corporate transactions, representing private and public clients across diverse industries from private equity to entertainment. From 2013 to 2014, Ms. Seferian also served as Interim Director and Chief Executive Officer of the Museum of Contemporary Art in Los Angeles (“MOCA”), where she led the institution through a financial turn-around, securing its long-term stability.

Ms. Seferian holds a Bachelor of Arts in philosophy and Master of Arts from the University of Illinois at Urbana-Champaign and a J.D. with honors from Harvard Law School. Following law school and before entering private practice, Ms. Seferian served as a judicial clerk for the Honorable Justice James L. Oakes in the U.S. Court of Appeals for the Second Circuit. In addition to her for-profit affiliations, Ms. Seferian serves as Chairperson of the Board of Trustees of MOCA and as a director of the Schmidt Family Foundation.

In connection with her election, the board of directors of the Registrant: (i) approved an increase of its size from eleven to twelve directors and (ii) determined that Ms. Seferian is an “independent director’ as contemplated by Section 5605(a)(2) of the Nasdaq Marketplace Rules.

Lastly, a description of the compensation payable to Ms. Seferian for her services as a member of the board of directors of the Registrant is set forth under the caption “Director Compensation” in the definitive proxy statement dated as of May 2, 2023, which was filed by the Registrant with the U.S. Securities and Exchange Commission on May 1, 2023 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC Inc.

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President, Chief Legal Officer & Secretary

Date: December 14, 2023

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